UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                          Form 8-K
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                                       CURRENT REPORT

                             PURSUANT TO SECTION 13 OR 15(d) OF
                            THE SECURITIES EXCHANGE ACT OF 1934
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                             Date of Report: October 31, 2007
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                              CARPENTER TECHNOLOGY CORPORATION
                   (Exact name of registrant as specified in its charter)

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       Delaware                   1-5828                 23-0458500
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  (State of or other         (Commission File        (IRS Employer I.D.
    jurisdiction of              Number)                    No.)
    incorporation)

    P.O. Box 14662
 Reading, Pennsylvania                                   19612-4662
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 (Address of principal                                   (Zip Code)
  executive offices)

                              (610) 208-2000
                          -----------------------
           Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      On October 31, 2007, Carpenter Technology Corporation issued a press release discussing fiscal 2008 first quarter results for the period ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be "filed" for any purpose.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits

               Item No.                       Exhibit Index
               --------                       -------------
               99.1 Press release dated October 31, 2007 announcing financial results for three months ended September 30, 2007.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARPENTER TECHNOLOGY CORPORATION


                                    By    /s/ K. Douglas Ralph
                                        --------------------------------
                                          K. Douglas Ralph
                                          Senior Vice President - Finance and
                                          Chief Financial Officer

Date:  October 30, 2007